February 28, 1997



Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, D.C. 20549


Ladies and Gentleman:

On behalf of the Artisan Funds, Inc. we are enclosing for electronic filing, in accordance with Rule 30b2-1 under the Investment Company Act of 1940 as amended, the 1996 semi-annual report to shareholders for Artisan Small Cap Fund and Artisan International Fund.

Very truly yours,

/s/ John Blaser

John Blaser



                                     (LOGO)

                                 ARTISAN FUNDS



                             ARTISAN SMALL CAP FUND

                               SEMI-ANNUAL REPORT

                               DECEMBER 31, 1996



                      INVESTMENT MANAGEMENT PRACTICED WITH
                     INTELLIGENCE AND DISCIPLINE IS AN ART.



(LOGO)

                                                               February 10, 1997

Dear Fellow Shareholder,

We're pleased to provide you with this semi-annual report for the Artisan Small Cap Fund. The primary focus of this report is the six-month period ended December 31, 1996. However, we will also touch briefly on calendar 1996, and our outlook going into 1997.

The Artisan Small Cap Fund rose 0.5% for the six months ended December 31, 1996, and gained 11.9% for calendar 1996. This compares with returns of 5.6% and 16.5% for the Fund's benchmark, the Russell 2000 index, for those respective periods. Since its inception on March 28, 1995, the Fund has appreciated 48.6% versus a return of 43.4% for the Russell 2000 index.

During the first half of 1996, the environment for small-cap stocks was quite favorable. Interest rates and inflation remained low, and corporate earnings posted strong gains in the early part of the year. Thus, despite high valuation levels, small-cap stocks posted strong gains. The small-cap sector experienced a significant correction in July and August, however, and generally underperformed U.S. large-cap stocks during the second half of 1996. We believe such periods are a normal part of small-cap investing. As we look at the small-cap market today we believe many stocks are now attractively valued relative to the overall market.


                       COMPARATIVE QUARTERLY PERFORMANCE

         3/28/95  6/30/95  9/30/95  12/31/95  3/31/96  6/30/96  9/30/96 12/31/96
         -------  -------  --------  -------  -------  -------  ---------------
ARTISAN
SMALL
CAP FUND $10,000  $11,520  $12,650   $13,283  $14,059  $14,785  $14,160 $14,857

Russell
2000     $10,000  $10,962  $12,045   $12,306  $12,934  $13,581  $13,627 $14,336



AVERAGE ANNUAL TOTAL RETURNS:
ONE YEAR:                     11.9%
SINCE INCEPTION:              25.1%


                6/30/95  9/30/95  12/31/95  3/31/96  6/30/96  9/30/96  12/31/96
                -------  -------  --------  -------- -------  -------  --------
Small Cap        15.2%    9.8%     5.0%       5.8%     5.2%    -4.2%     4.9%
Russell 2000      9.6%    9.9%     2.2%       5.1%     5.0%     0.3%     5.2%


This graph compares the results of $10,000 invested in the Artisan Small Cap Fund on March 28, 1995 (the date the Fund began operations) with the Russell 2000 stock index. The Russell 2000 is an unmanaged index of small companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. All returns include reinvested dividends. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The Fund had an average annual return of 25.1%, from inception on March 28, 1995 through December 31, 1996.


Semi-Annual Report   1

LETTER TO SHAREHOLDERS  (continued)



OUR INVESTMENT APPROACH

As is our custom, we would like to preface our review of the Fund's investment performance with an overview of our investment approach and goals. IN A NUTSHELL, WE INVEST IN UNDERFOLLOWED, SMALL-CAP GROWTH COMPANIES WHOSE STOCK PRICES DO NOT FULLY REFLECT THEIR INTRINSIC VALUE.

The Fund focuses on small-cap stocks that are not widely followed and evaluated by Wall Street. Often, these stocks are inefficiently priced and investors are paid a premium for taking the risk of having incomplete information. By doing our own fundamental research, we aim to reduce the information risk while earning premium returns. Finding these stocks requires a lot of hard work, but there are several areas that are frequently successful sources of ideas:

   TRANSACTIONS. Often, there are small "jewels" within larger conglomerates which are great investments when they are free to operate on their own. Littelfuse, a superbly managed growth company which was spun-out of a large bankrupt defense conglomerate, is an example of this type of investment.

   INDUSTRY CONTACTS. Some of our best ideas come from company managements, suppliers and competitors. We always ask managements about their toughest competitors and most reliable suppliers. For example, Silicon Valley Bancshares is the bank of choice of our West Coast technology companies. Likewise, our drug industry contacts brought IBAH, a contract research provider, to our attention.

   REGIONAL BROKERAGE FIRMS. Far away from the giant New York brokerage firms, these smaller firms only cover companies in their own backyards. Often, they are the first to recognize new investment opportunities. We have developed a large network of contacts at these brokerage firms. Expeditors, a global freight forwarder based in Seattle, was suggested by a small Portland-based brokerage firm, and we get our best information on Midwest Express from a local firm in Milwaukee.

Once we find these underfollowed companies, we perform a detailed analysis of the industry fundamentals, financial statements and, importantly, the quality of management. We believe that the quality of management in small companies is often the key to ultimate success or failure. We usually meet with management in person to discuss the company's goals, strategies, competitive position, and control systems.

A very important part of our research process is the determination of the "intrinsic value" of the business. By intrinsic value, we mean the price a strategic buyer would pay to own the entire company. We will only purchase a stock when it sells at a substantial discount to our estimate of its intrinsic value, and we sell stocks when they approach their intrinsic value. This discipline reduces the down-side risk of the investment. Our goal is to find well-run, growing companies with stock prices that do not yet reflect all the good things that we see in them.

We recognize that small-cap investing can be volatile. Thus, we use a number of strategies designed to reduce risk. In addition to our focus on stocks that sell at discounts to intrinsic value, we limit the size of individual positions to no more than 3% of assets, avoid industry concentration, pay careful attention to liquidity, and continuously monitor and reappraise all of our holdings on an ongoing basis.

Semi-Annual Report   2

LETTER TO SHAREHOLDERS  (continued)

The Artisan Small Cap Fund is designed as a long-term core investment which seeks to out perform its benchmark, the Russell 2000 index, over a full market cycle. It stays fully invested in U.S. small-cap stocks. We believe it is most appropriately used as part of a long-term diversified portfolio.


SIX MONTH REVIEW
In the second half of 1996, the Fund underperformed the Russell 2000 index in the third quarter and rebounded in the fourth quarter. In the third quarter, the market experienced a sharp correction in July and early August followed by a bounce back in late August and September. The correction was quite indiscriminate, affecting the broad universe of small-cap stocks. The bounce back, however, was much narrower, and focused on a relatively small group of "brand-name" high P/E stocks that are favored by more aggressive investors. Because the Fund focuses its attention on underfollowed stocks, its holdings did not snap back as dramatically.

The Fund had a solid fourth quarter in a particularly difficult period for small-caps. It was helped by some excellent performers including all of its energy holdings and Syratech, a sterling silver company, which was acquired at a premium price by a private investor group. The Fund's top gainers and losers for the six month period are set forth below.


        TOP 5 GAINERS                                   TOP 5 LOSERS
 -----------------------------              ---------------------------------
 Keane                   72.2%              Housecall Medical          -67.3%
 Nuevo Energy            61.2%              CP Clare                   -61.1%
 Seitel                  46.1%              Daka International         -59.0%
 Expeditors              48.4%              Marisa Christina           -58.8%
 Syratech                40.0%              ITI Technology             -54.2%


In addition to Syratech, our best gainers included Keane, a computer service consultant, which benefited from investors' growing enthusiasm for outsourcing in the information technology area; Nuevo, one of our energy holdings; Expeditors, which was rewarded for an accelerating growth rate; and Seitel, another energy related stock.

Our losers were all stocks which reported disappointing earnings during the period. Given the volatility in small-caps during the second half of 1996, investors severely punished the stocks of companies which didn't meet expectations. We expect this type of reaction to continue with companies that underperform, and we have enhanced our attention to sustainability of earnings as we go into 1997.

Semi-Annual Report   3

LETTER TO SHAREHOLDERS  (continued)


PORTFOLIO CHARACTERISTICS
The Fund's net assets as of December 31, 1996 were $296.1 million. The Fund remains closed to new investors. This allows its management team to continue to focus on the kind of small-cap, out-of-the-way companies we favor.

The Fund owned 68 stocks with a median market capitalization of $361 million. On average, these stocks are growing 22% per year, selling at 15 times 1997 earnings estimates and valued at 72% of our estimate of their intrinsic value. Typically, each stock is followed by only four Wall Street analysts, despite attractive growth and valuation characteristics. The Fund is 98.5% invested in stocks, which we consider to be fully invested.


                                TOP TEN HOLDINGS
                    ---------------------------------------
                    COMPANY NAME                        %
                    K2                                 2.4%
                    Silicon Valley Bank                2.3%
                    Belden                             2.3%
                    Int'l Family Entertainment         2.3%
                    Vital Signs                        2.2%
                    Capital Re                         2.2%
                    CommNet Cellular                   2.2%
                    Libbey                             2.2%
                    IBAH                               2.1%
                    DH Technology                      2.0%
                    ---------------------------------------
                    TOTAL                             22.2%


The Fund's sector weightings remain broadly diversified. We believe that attractive investment candidates can be found in almost every industry, and we strive to have some level of participation in almost every sector. We believe this reduces the potential volatility of the Fund while putting more emphasis in stock-picking -- the area where we add the most value.

Over the past six months, we increased our exposure to energy and financial services; and decreased our exposure to consumer cyclicals, capital spending and healthcare services as we have concentrated on companies that we believe will show steady, consistent earnings rather than companies whose earnings are economically sensitive or less predictable.

Semi-Annual Report   4

LETTER TO SHAREHOLDERS  (continued)


                         INDUSTRY DIVERSIFICATION (%)<F1>

                          Weighting                                 Weighting
                        -------------                             -------------
                        12/31    6/30                              12/31  6/30
SECTOR                  1996     1996   SECTOR                      1996  1996
------------------      ----     ----   ---------------------       ----  ----
Consumer Staples        12.0     11.5   Healthcare Services         0.0    3.6
Consumer Cyclicals       1.6      4.6   Medical Devices             8.5    6.7
Consumer Services       10.0     10.1   Basic Industry              2.4    3.2
Retailing                3.8      6.1   Business Services           8.5    6.9
Restaurants              3.9      4.2   Capital Spending            5.2    7.7
Energy                  10.5      9.4   Transportation              1.6    1.5
Banks/S&Ls               3.6      2.3   Computer Related            3.0    3.1
Insurance                8.6      4.4   Electronics                 9.4    8.9
Special Financial        0.2      0.6   Software/Telecommunications 2.7    3.0
Biotech/Pharmaceutical   2.9      2.2   Utilities                   1.6    0.0
                                                            TOTAL     100.0%

<F1> Percentages for the various classifications relate to total investments in common stocks.


OUTLOOK AND STRATEGY
While we don't base our investment decisions on market timing or short-term trends, we do watch the economy and interest rates, and try to assess how their directions are likely to affect the stock market.

Looking into 1997, we believe the growth of the economy will continue to slow, but that we will avoid a recession. Interest rates should be stable to slightly lower, and inflation will remain subdued. In contrast to the past two years, we believe corporate profit growth will increase only in line with economic growth, as the large productivity gains of recent years will be less dramatic going forward. We also believe the dollar will continue to strengthen against most foreign currencies. These trends should produce a relatively benign stock market, but one in which the better secular growth of small companies may shine through.

In this environment, we will focus on companies with the potential to post good earnings gains even in a slowing economy. One of the beauties of small companies is that their growth is tied more to the internal dynamics of their own businesses than to what is happening to the economy in general. Companies like K2, which is gaining market share rapidly in a mature market by introducing exciting new technologies such as parabolic skis, are less likely to be buffeted by the general economy than are the big multinationals. Furthermore, given our view that earnings growth will be less robust, we are concentrating on companies that have a history of consistent earnings growth.

We continue to be concerned about the valuation levels of the U.S. market. By traditional measures such as dividend yield and price-to-book value, we regard the market as fully valued even in a low interest rate, low inflation environment. As always, we will focus our research efforts on stocks that are selling at a discount to our estimate of the value of the business -- not just on stocks that look "cheap" when compared to an expensive market. Long experience has proven that this attention to valuation should help cushion the Fund during market downturns while providing healthy upside potential when times are good.

Semi-Annual Report   6

LETTER TO SHAREHOLDERS  (continued)

As always, we appreciate your confidence and support. Thank you for your interest in the Artisan Small Cap Fund.

Sincerely,

/s/ Carlene Murphy Ziegler          /s/ Millie Adams Hurwitz

Carlene Murphy Ziegler              Millie Adams Hurwitz
Portfolio Manager                   Portfolio Manager


Semi-Annual Report   7

                             ARTISAN SMALL CAP FUND
                       (A Series of Artisan Funds, Inc.)
                            Schedule of Investments
                               December 31, 1996
                                  (Unaudited)

   Shares                                                             Quoted
    Held                                                           Market Value
   -----                                                           ------------
               COMMON STOCKS - 98.5%

               BANKS/SAVINGS AND LOANS - 3.5%
   216,800 <F2>Columbia Banking System, Inc. - Tacoma, WA based community bank ................................... $3,523,000
   214,200 <F2>Silicon Valley Bancshares - bank holding company serving the high technology industry .............  6,907,950
                                                                   -----------
                                                                    10,430,950
               BASIC INDUSTRY - 2.4%
   171,900     Oregon Metallurgical Corporation - titanium
                 producer .......................................    5,543,775
    81,500 <F2>Steel Dynamics, Inc. - steel mini-mill............    1,558,688
                                                                   -----------
                                                                     7,102,463

               BIOTECHNOLOGY/PHARMACEUTICAL - 2.8%
   902,300 <F2>IBAH, Inc. - pharmaceutical research services.....    6,090,525
   136,400 <F2>Neurex Corporation - development stage drug
                 company ........................................    2,318,800
                                                                   -----------
                                                                     8,409,325

               BUSINESS SERVICES - 8.4%
   228,600 <F2>Bell & Howell Holdings Company - systems and
                 services for information access and
                 dissemination ..................................    5,429,250
   232,400 <F2>CommNet Cellular - rural cellular phone systems
                 in the Rockies .................................    6,478,150
   209,400 <F2>Donnelley Enterprise Solutions Incorporated -
                 information management services ................    5,130,300
   203,500     Expeditors International of Washington, Inc. -
                 freight forwarder ..............................    4,680,500
    99,200 <F2>Keane, Inc. - computer programming services.......    3,149,600
                                                                   -----------
                                                                    24,867,800

               CAPITAL SPENDING - 5.2%
   184,700     Hardinge Inc. - machine tool manufacturer.........    4,917,638
   266,950 <F2>Holophane Corporation - highly-engineered
                 lighting fixtures ..............................    5,072,050
   214,100     W.H. Brady Co. - specialty adhesives and
                 graphics .......................................    5,272,212
                                                                   -----------
                                                                    15,261,900

               COMPUTER RELATED - 2.9%
   240,500 <F2>DH Technology Incorporated - specialty printers...    5,772,000
    68,400 <F2>Daisytek International Corporation - wholesale
                 distributor of computer accessories ............    2,804,400
                                                                   -----------
                                                                     8,576,400

Semi-Annual Report   7

SCHEDULE OF INVESTMENTS (continued)

                                                                      Quoted
    Held                                                           Market Value
   -----                                                           ------------
               CONSUMER CYCLICALS - 1.6%
   402,350 <F2>Southern Energy Homes, Inc. - manufactured homes..    4,627,025

               CONSUMER SERVICES - 8.3%
   288,500 <F2>ITI Technologies, Inc. - wireless home security
                 systems ........................................    4,363,562
   433,025 <F2>International Family Entertainment, Inc. -
                 family-oriented entertainment programming ......    6,711,888
   259,600 <F2>Seattle Filmworks, Inc. - mail-order film
                 processor ......................................    5,289,350
   258,900 <F2>Servico, Inc. - hotel management..................    4,174,763
   142,500 <F2>Telemundo Group, Inc. - television broadcaster of
                 Spanish language programming ...................    4,132,500
                                                                   -----------
                                                                    24,672,063
               CONSUMER STAPLES - 11.8%
   264,700 <F2>Amscan Holdings, Inc. - manufacturer and
                 distributor of party supplies ..................    3,176,400
   156,200     AptarGroup, Inc. - pumps, valves and closures for
                 consumer packaging .............................    5,506,050
   267,000 <F2>GT Bicycles, Inc. - high-end bicycles.............    3,437,625
   261,800     K2 Inc.- recreational and industrial products.....    7,199,500
   228,100     Libbey Inc. - consumer and commercial glassware...    6,358,287
   170,800     Matthews International Corporation - memorial
                 plaques ........................................    4,825,100
   137,500 <F2>Syratech Corporation - silver flatware and
                 giftware .......................................    4,331,250
                                                                   -----------
                                                                    34,834,212
               ELECTRONICS - 9.2%
   181,950 Belden Inc. - electrical wire and cable products.. 6,732,150 259,070 <F2>CP Clare Corporation- electronic relay switches
                 for telecomm/datacomm markets ..................    2,590,700
   185,500     Dallas Semiconductor Corporation - electronic
                 components and subsystems ......................    4,266,500
    99,900 <F2>Littelfuse, Inc. - circuit protection devices.....    4,845,150
   218,050     Methode Electronics, Inc. - electronic
                 interconnect devices ...........................    4,415,513
    41,700 <F2>SIPEX Corporation - high-performance analog
                 IC's ...........................................    1,344,825
   133,400 <F2>Ultratech Stepper, Inc. - semiconductor
                 capital equipment ..............................    3,168,250
                                                                   -----------
                                                                    27,363,088
               ENERGY SERVICES - 6.3%
   115,500     Camco International Inc. - oilfield service
                 equipment ......................................    5,327,437
   296,200 <F2>Oceaneering International, Inc. - underwater
                 vehicles for offshore drilling .................    4,702,175
    94,300     Production Operators Corp - gas compression
                 services .......................................    4,384,950
   105,100 <F2>Seitel, Inc.- seismic data and geophysical
                 service provider ...............................    4,204,000
                                                                   -----------
                                                                    18,618,562

Semi-Annual Report   8

SCHEDULE OF INVESTMENTS (continued)
                                                                      Quoted
    Held                                                           Market Value
   -----                                                           ------------
               EXPLORATION/PRODUCTION - 2.9%
   310,600     Lomak Petroleum, Inc. - oil and gas exploration...    5,319,025
    63,950 <F2>Nuevo Energy Company - oil and gas exploration....    3,325,400
                                                                   -----------
                                                                     8,644,425
               INSURANCE - 6.7%
   176,900 <F2>Amerin Corporation - private mortgage insurance...    4,555,175
   140,000     Capital Re Corporation - financial guaranty
                reinsurance .....................................    6,527,500
   132,100     CapMAC Holdings Inc. - financial guaranty
                insurance .......................................    4,375,813
   169,900 <F2>Penn Treaty American Corporation - long-term
                care insurance ..................................    4,417,400
                                                                   -----------
                                                                    19,875,888
               MEDICAL DEVICES/SUPPLIES - 8.4%
   165,400 <F2>Advanced Technology Labs, Inc. - diagnositic
                 medical ultrasound systems .....................    5,127,400
   469,400     Kinetic Concepts, Inc. - specialty hospital beds..    5,750,150
   125,300 <F2>Patterson Dental Company - dental supply
                 distributor ....................................    3,539,725
   216,100 <F2>Respironics, Inc. - breathing-related medical
                 devices ........................................    3,754,737
   251,800     Vital Signs, Inc. - anesthesia and respiratory
                 medical products ...............................    6,546,800
                                                                   -----------
                                                                    24,718,812
               SPECIAL FINANCIAL - 0.2%
    44,900 <F2>Healthcare Financial - specialty finance for
                 healthcare service providers ...................      572,475

               RESTAURANTS - 3.8%
   121,200 <F2>JP Foodservice - wholesale food distributor.......    3,378,450
   271,300 <F2>Morrison Health Care, Inc. - food service to
                 health care institutions .......................    4,001,675
   211,600 <F2>Showbiz Pizza Time, Inc. - Chuck E. Cheese
                 restaurants ....................................    3,835,250
                                                                   -----------
                                                                    11,215,375
               RETAILING - 3.8%
   763,400 <F2>Bernard Chaus, Inc. - women's apparel
                 manufacturer ...................................    1,240,525
    25,000 <F2>Marisa Christina, Incorporated - women's apparel
                 manufacturer ...................................      206,250
    43,200 <F2>Proffitt's, Inc. - regional department stores
                 in the southeast ...............................    1,593,000
   136,000 <F2>Stage Stores, Inc - department store retailer.....    2,482,000
   295,300 <F2>Zale Corporation - jewelry retailer...............    5,647,612
                                                                   -----------
                                                                    11,169,387
Semi-Annual Report   9

SCHEDULE OF INVESTMENTS (continued)
                                                                      Quoted
    Held                                                           Market Value
   -----                                                           ------------
               SOFTWARE/TELECOMMUNICATIONS - 2.7%
   376,300 <F2>Data Broadcasting Corporation - wireless
                 distributor of financial and business
                 information ....................................    2,634,100
   246,600 <F2>Ross Systems, Inc. - computer software
                 business solutions .............................    2,373,525
   110,700 <F2>SPSS Inc. - statistical software for PCs..........    3,085,762
                                                                   -----------
                                                                     8,093,387
               UTILITIES - 1.5%
   130,900     WICOR - gas utility and pump manufacturer.........    4,696,038

               TRANSPORTATION RELATED - 1.6%
   129,600 <F2>Midwest Express Holdings, Inc. - regional airline
                 based in Milwaukee, WI .........................    4,665,600


               FOREIGN SECURITIES - 4.5%

               BERMUDA - 1.8%
               INSURANCE
   164,800     RenaissanceRe Holdings Ltd. (USD/NYSE) - property
                 catastrophe reinsurance ........................    5,438,400

               CANADA - 2.6%
               CONSUMER SERVICES - 1.5%
   361,700 <F2>Livent Inc.(USD/NYSE) - producer of theatrical
                 productions ....................................    4,385,613
               EXPLORATION/PRODUCTION - 1.1%
   230,400 <F2>Denbury Resources Inc. (USD/NASDAQ) - oil and
                 gas exploration ................................    3,369,600
                                                                   -----------
                 Total foreign securities                           13,193,613
                                                                   -----------
                 Total common stocks (Cost $262,841,201)          $291,608,788

Semi-Annual Report   10

Schedule of Investments (continued)

  Par
 Amount                                                           Market Value
-------                                                           -------------

               SHORT TERM INVESTMENTS - 2.2%
$6,447,000     Investment in repurchase agreement with
                 State Street Bank and Trust Company
                 (U.S. Treasury obligations) in a joint
                 trading pool at 4.82% dated 12/31/96 due
                 1/2/97 (Cost $6,447,000) .......................$   6,447,000
                                                                   -----------

               Total investments-100.7% (Cost $269,288,201) .....  298,055,788
                                                                   -----------

               Other assets less liabilities-(0.7)%..............   (1,962,460)
                                                                   -----------

               Total net assets-100.0% <F3>...................... $296,093,328
                                                                  ============
   <F2> Non-income producing securities
   <F3> Percentages for the various classifications relate to total net assets


    The accompanying notes are an integral part of the financial statements.


Semi-Annual Report   11

                             ARTISAN SMALL CAP FUND
                       (A Series of Artisan Funds, Inc.)
                      Statement of Assets and Liabilities
                               December 31, 1996
                                  (Unaudited)


ASSETS:
  Investments in securities, at value (cost $269,288,201) ....... $298,055,788
  Cash ..........................................................          873
  Receivable from investments sold ..............................    1,218,060
  Receivable from fund shares sold ..............................       62,843
  Dividends and interest receivable .............................       53,500
  Organizational costs ..........................................       45,215
                                                                  ------------
     Total assets................................................  299,436,279


LIABILITIES:
  Payable for investments purchased .............................    2,926,479
  Payable for organizational costs ..............................       45,215
  Payable for operating expenses ................................      371,257
                                                                  ------------
  Total liabilities .............................................    3,342,951
                                                                  ------------
  Total net assets .............................................. $296,093,328
                                                                  ============


NET ASSETS CONSIST OF THE FOLLOWING:
  Fund shares issued and outstanding ............................ $258,779,572
  Net unrealized appreciation on investments ....................   28,767,587
  Accumulated undistributed net realized gains on investments ...    9,906,177
  Accumulated undistributed net investment loss ................    (1,360,008)
                                                                  ------------
                                                                  $296,093,328
                                                                  ============
NET ASSET VALUE PER SHARE
  Net asset value, offering price and redemption price per share
    ($.01 par value, 5,000,000,000 shares authorized,
    [$ 296,093,328/ 21,701,177 shares outstanding])..............       $13.64
                                                                        ======


    The accompanying notes are an integral part of the financial statements.


Semi-Annual Report   12

                             ARTISAN SMALL CAP FUND
                       (A Series of Artisan Funds, Inc.)
                            Statement of Operations
                   For the Six Months Ended December 31, 1996
                                  (Unaudited)

INVESTMENT INCOME:
  Interest ......................................................$     383,290
  Dividends .....................................................      774,858
                                                                  ------------
  Total investment income .......................................    1,158,148


EXPENSES:
  Advisory fees .................................................    1,606,650
  Transfer agent fees ...........................................      478,641
  Registration fees .............................................      158,567
  Shareholder communications ....................................       79,443
  Custodian fees ................................................       77,250
  Professional fees .............................................       50,590
  Accounting fees ...............................................       30,293
  Directors' fees ...............................................       15,000
  Organizational costs ..........................................        9,545
  Other operating expenses ......................................       12,177
                                                                  ------------
     Total expenses..............................................    2,518,156
                                                                  ------------
     Net investment loss.........................................   (1,360,008)


REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS - NET:
  Net realized gain on investments ..............................    9,454,374
  Net decrease in unrealized appreciation on investments ........  (13,895,523)
                                                                  ------------
     Net decrease in investments.................................   (4,441,149)
                                                                  ------------
     Net decrease in net assets resulting from operations........$  (5,801,157)
                                                                 =============

    The accompanying notes are an integral part of the financial statements.


Semi-Annual Report   13

                             ARTISAN SMALL CAP FUND
                       (A Series of Artisan Funds, Inc.)
                       Statement of Changes in Net Assets
                                  (Unaudited)

                                                Six Months Ended    Year Ended
                                                   December 31,       June 30,
                                                      1996             1996
                                                 ---------------   ------------
OPERATIONS:
  Net investment loss .........................  $  (1,360,008)     $(2,029,400)
  Net realized gain on investments ............      9,454,374       27,026,370
  Net increase (decrease) in unrealized
     appreciation on investments...............    (13,895,523)      36,295,167
                                                  ------------     ------------
     Net increase (decrease) in net assets
       from operations ........................     (5,801,157)      61,292,137

DISTRIBUTIONS PAID TO SHAREHOLDERS:
  Distributions from net realized gains on
     investment transactions ($1.0712 and
     $0.103 per share, respectively)...........    (21,952,864)      (2,110,073)
FUND SHARE ACTIVITIES:
  Proceeds from shares issued (2,573,249
     and 25,268,039 shares respectively).......     35,509,462      327,727,662
  Net asset value of shares issued in
     reinvestment of distributions from net
     realized gains (1,600,164 and 155,258
     shares respectively)......................     21,202,178        2,046,303
  Cost of shares redeemed (9,732,109 and
     6,778,168 shares respectively) ..........    (132,864,880)     (88,224,291)
                                                  ------------     ------------
  Net increase (decrease) in net assets from
     fund share activities.....................    (76,153,240)     241,549,674
                                                  ------------     ------------
  Total increase (decrease) ...................   (103,907,261)     300,731,738
  Net assets at the beginning of the period ...    400,000,589       99,268,851
                                                  ------------     ------------
  Net assets at the end of the period .........   $296,093,328     $400,000,589
                                                  ============     ============

  The accompanying notes are an integral part of the financial statements.


Semi-Annual Report   14

                             ARTISAN SMALL CAP FUND
                       (A Series of Artisan Funds, Inc.)
                              Financial Highlights
                 For a Share Outstanding throughout the Period
                                  (Unaudited)


                                             Six Months      Year    Period
                                                Ended       Ended     Ended
                                             December 31,  June 30,  June 30,
                                                1996         1996    1995<F6>
                                               ------       ------    ------
Net asset value, beginning of period.........  $14.67       $11.52   $10.00
Income from investment operations:
  Net investment loss .......................   (0.08)       (0.07)   (0.01)
  Net realized and unrealized gains
     (losses) on securities..................    0.12         3.32     1.53
                                               ------       ------   ------
     Total from investment operations........    0.04         3.25     1.52
Distributions:
  Net realized capital gains ................   (1.07)       (0.10)
                                               ------       ------   ------

Net asset value, end of period...............  $13.64       $14.67   $11.52
                                               ======       ======   ======

Total Return.................................    0.5%<F5>    28.3%    15.2%<F5>
Ratios/supplemental data:
  Net assets, end of period (millions)....... $296.1       $400.0    $99.30%<F4>
  Ratio of expenses to average net assets....    1.56%<F4>    1.52%    2.00%<F4>
  Ratio of net investment income to
   average net assets.......................   (0.84)%<F4>  (0.75)%  (0.59)%<F4>
  Portfolio turnover rate....................   39.77%<F5>  105.19%    9.28%<F5>
  Average commission rate....................   $0.0632<F5>


<F4> Annualized
<F5> Not annualized
<F6> For the period from commencement of operations (March 28, 1995)
     through June 30, 1995

    The accompanying notes are an integral part of the financial statements.

Semi-Annual Report   15


                             ARTISAN SMALL CAP FUND
                       (A Series of Artisan Funds, Inc.)
                         Notes to Financial Statements
                               December 31, 1996
                                  (Unaudited)

(1)Organization

   The Artisan Small Cap Fund (the "Fund") is a series of Artisan Funds, Inc. which was incorporated on January 5, 1995 as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on March 28, 1995.


(2)Summary of significant accounting policies:

   (a) Security valuation - Each security is valued at the latest sales price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest sales price reported from previous trading activities. Securities for which prices are not readily available or which management believes that the last sales price is not reflective of the fair value of the security are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.

   (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) distribute substantially all of its taxable income as well as realized gains from the sale of investment securities to its shareholders and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.

   (c) Portfolio transactions - Security and shareholder transactions are recorded no later than the first business day after the trade date. Net realized gains and losses on common stocks are computed on the specific identification basis.

   (d) Use of estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results may differ from those estimates.

   (e) Other - Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is reported on the accrual basis.

(3)Transactions with affiliates:

   Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Fund are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

Semi-Annual Report   16

                             ARTISAN SMALL CAP FUND
                       (A Series of Artisan Funds, Inc.)
                         Notes to Financial Statements
                               December 31, 1996
                                  (Unaudited)


            Average Daily Net Asset Value     Annual Rate
            -----------------------------     -----------
            Less than $500 million               1.000%
            $500 million to $750 million         0.975%
            $750 million to $1 billion           0.950%
            Greater than $1 billion              0.925%

   The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Adviser has undertaken to reimburse the Fund for any ordinary operating expenses in excess of 2.00% of average daily net assets annually.


(4)Organization costs:

   Organization costs are amortized over sixty months. These expenses were paid by the Adviser which will be reimbursed by the Fund over the same time period. The proceeds of any redemption of the initial shares by the original shareholders will be reduced by a pro-rata portion of any unamortized expenses at the time of redemption.

(5)Line of credit arrangements:

   Artisan Funds, Inc. is party to a line of credit agreement under which the Fund may borrow 10% of net assets up to a maximum of $20 million. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. The Fund made no borrowing under the line of credit during the six months ended December 31, 1996.

(6)Investment transactions:

   For the six months ended December 31, 1996, the cost of purchases and the proceeds from the sales of investment securities (excluding short-term securities) were $123,622,851 and $213,265,805, respectively.

(7)Income tax information:

   Aggregate gross unrealized appreciation (depreciation) on investments as of December 31, 1996, based on investment cost of $269,997,410 for federal tax purposes, is as follows:

     Aggregate gross unrealized appreciation on investments        $37,352,329
     Aggregate gross unrealized depreciation on investments         (9,293,951)
                                                                   -----------
       Net unrealized appreciation                                 $28,058,378
                                                                   ===========

Semi-Annual Report   17

                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                              BOSTON MA 02266-8412
                                 1 800 344 1770

-------------------------------------------------------------------------------


                                     (LOGO)

                                 ARTISAN FUNDS



                           ARTISAN INTERNATIONAL FUND

                               SEMI-ANNUAL REPORT

                               DECEMBER 31, 1996



                      INVESTMENT MANAGEMENT PRACTICED WITH
                     INTELLIGENCE AND DISCIPLINE IS AN ART.


(logo)

                                                               February 10, 1997

Dear Fellow Shareholder,

Thank you for your investment in the Artisan International Fund. We are pleased to send you this semi-annual report detailing the second half of 1996 and our outlook for 1997.

                           RANKED NUMBER ONE FOR 1996

The Artisan International Fund gained 11.2% in the last six months of 1996, outdistancing its benchmarks, the Morgan Stanley EAFE index and the Lipper International Fund index, which gained 1.5% and 5.3%, respectively. For the calendar year 1996, the Fund gained 34.4%, again outperforming its indexes, and all of its peers _ the Fund's total return earned it the number one ranking out of 331 diversified international funds for 1996 by Lipper Analytical Services, Inc.

                       COMPARATIVE QUARTERLY PERFORMANCE


                         12/28/95     3/31/96    6/30/96    9/30/96   12/31/96
                        ---------   ---------  ---------  ---------  ---------
ARTISAN
INTERNATIONAL
FUND                      $10,000     $10,910    $12,077    $12,222    $13,437

Lipper
International
Equity                    $10,000     $10,440    $10,868    $10,879    $11,445

EAFE                      $10,000     $10,290    $10,455    $10,444    $10,611


                         3/31/96     6/30/96    9/30/96    12/31/96
                        ---------   ---------  ---------  ---------
 INTERNATIONAL FUND         9.1%      10.7%       1.2%      10.0%
 Lipper Index               4.4%       4.1%       0.1%       5.2%
 EAFE                       2.9%       1.6%      -0.1%       1.6%


This graph compares the results of $10,000 invested in the Artisan International Fund on December 28, 1995 (the date the Fund began operations) with Morgan Stanley Capital International's Europe, Australia and Far East (EAFE) index. EAFE is an unmanaged index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. The Lipper International Fund index reflects the net asset value weighted return of the 30 largest international equity funds. All returns include net reinvested dividends. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The Fund had an average annual total return of 33.8% from inception on December 28, 1995, through December 31, 1996.


Semi-Annual Report   1


LETTER TO SHAREHOLDERS (CONTINUED)

OUR INVESTMENT APPROACH
As is our custom, we would like to briefly review our investment approach before discussing the Fund's recent performance in detail. There are a variety of distinct approaches to international investing, and we believe it is very important for investors understand how a fund achieves its returns.

THE ARTISAN INTERNATIONAL FUND INVESTS IN A BROADLY-DIVERSIFIED PORTFOLIO OF INTERNATIONAL GROWTH STOCKS, CONCENTRATING ON DEVELOPED COUNTRIES THAT HAVE ACCELERATING GROWTH PROSPECTS. It will have some emerging market holdings, but these will be relatively modest and are not the central focus of the Fund's investment strategy.

The Fund's style is often characterized as "top-down and bottom-up," meaning that country selection and stock selection are both important parts of the investment process. Our approach has four basic elements:

   COUNTRY ALLOCATION. Our first step involves searching for countries and regions of the world that will provide a good environment for growth. For example, we look for countries where economic development is accelerating (in our present portfolio, our investments in the Philippines and Indonesia would fall into this category), or where economies are becoming more competitive or benefiting from economic stimulus (for example, the Scandinavian countries). Importantly, we do not make reference to the index weighting of various countries as part of our investment process. So, for example, we will not maintain a large position in Japan SIMPLY BECAUSE it constitutes a large portion of the EAFE index. This differentiates the Fund from many of its peers.

   BROAD THEMES. The Fund will frequently reflect one or more broad themes which influence or combine both country allocation and stock selection. For example, the Fund was positioned for all of 1996 to benefit from lower interest rates in Europe, with significant positions in interest-sensitive stocks across the region.

   STOCK SELECTION. Having identified favorable areas of the world for growth and broad investment themes, we then look for companies that can capitalize on that growth and whose stocks are selling at attractive prices relative to their local markets. Our portfolio management team travels widely, meeting with company managements and spending time on fundamental research. We emphasize companies in good financial condition with strong market shares that are well-managed with a reputation for competence and integrity. Stocks that are trading at unsustainable or unusually high valuations are strictly avoided. Our emphasis on valuation analysis often leads the Fund's security selection style to be characterized as "growth-at-a-price".

   PORTFOLIO MANAGEMENT. Stock picking isn't the whole story, however. Recognizing that international markets can be volatile, our team makes a concerted effort to manage risk. To this end, the portfolio is broadly-diversified among different stocks, industries and regions of the world. While this diversification cannot eliminate market risk, it should cushion the impact of a decline in any one country or region on the overall portfolio. We also monitor the size of individual positions, trading liquidity, emerging market exposure and country exposure as part of the portfolio management process.



Semi-Annual Report   2

LETTER TO SHAREHOLDERS (CONTINUED)

FINALLY, WE BELIEVE THAT THE FUND SHOULD BE VIEWED AS A LONG-TERM INVESTMENT BY SHAREHOLDERS. FOREIGN MARKETS CAN BE QUITE VOLATILE; THEREFORE, THE FUND MAY EXPERIENCE WIDE PERFORMANCE SWINGS ON A SHORT-TERM BASIS. WHILE WE MANAGE THE FUND TO DAMPEN THIS VOLATILITY, WE CANNOT ELIMINATE IT. ACCORDINGLY, WE ENCOURAGE OUR SHAREHOLDERS TO USE THE FUND AS PART OF A DIVERSIFIED INVESTMENT PORTFOLIO, AND, OF COURSE, ONLY IF ONE IS ABLE TO ACCEPT THE POSSIBILITY OF SHORT-TERM CAPITAL LOSSES.

SECOND HALF AND 1996 REVIEW
The Fund had solid performance in the second half of 1996, capping a terrific year. For the calendar year, the Fund outperformed its benchmarks in each of the four quarters, and finished the year ranked number one in its peer group. This success came against a backdrop of varied international markets. Some, such as Japan, Korea and Thailand, had very bad years and significant negative returns for dollar investors. Others, such as the Scandinavian countries, Hong Kong and Mexico, provided outstanding returns.

The Fund prospered both from good country weightings and adept stock picking. For all of the year, it was "underweighted" in Japan and finished with only a 7% position in the country (this compares to an index weighting of approximately 32%). This was an important factor. Because Japan is such a significant portion of the EAFE index, it is heavily weighted by many international portfolio managers. In 1996, however, the Japanese market continued its recent trend of poor performance, with a loss of 13.1% for dollar investors.

                           REGION/COUNTRY ALLOCATION <F7>

  REGION/COUNTRY          WEIGHTING          REGION/COUNTRY           WEIGHTING
  ---------------------------------          ----------------------------------
  Sweden                    11.2%            Hong Kong                  10.5%
  United Kingdom            10.9%            Japan                       7.0%
  Norway                     9.5%            Indonesia                   4.8%
  France                     8.3%            Thailand                    2.8%
  Denmark                    5.1%            Philippines                 2.3%
  Germany                    4.3%            Korea                       1.6%
  Portugal                   3.9%            Malasia                     0.8%
  Finland                    3.2%                                      ------
  Spain                      2.6%              Asia/Pacific Total       29.8%
  Netherlands                1.1%
  Ireland                    0.8%            Mexico                      5.6%
                           ------            Brazil                      0.6%
    Europe Total            60.9%                                      ------
    United States Total      1.3%              Latin America Total       6.2%
                                               Cash Total                1.8%

<F7> Percentages for the various classifications relate to net assets

Semi-Annual Report   3


LETTER TO SHAREHOLDERS (CONTINUED)

Conversely, the Fund benefited from its relatively large positions in Mexico, the Scandinavian countries and several non-Japan Pacific region markets. Hong Kong was particularly strong in the fourth quarter, as many investors came to the conclusion that the "hand-over" of political control from Britain to China would not adversely affect its financial markets.

Stock selection was also very important throughout 1996. In fact, the Fund's top twenty gaining stocks came from twelve different countries located in many regions of the world. In our view, performance contribution from companies in a variety of countries is reassuring, because it means that the Fund is not dependent on large, concentrated country bets for performance. While all international managers have to determine which countries to emphasize or avoid, we prefer to stay broadly-diversified among geographic regions, and let our stock picking carry much of the load. As of December 31, 1996, the Fund owned stocks in 21 different countries. We believe this broad diversification partially insulates the Fund from volatility in any individual market. The Fund's top gainers and losers for the six month period are set forth below.

           TOP 10 GAINERS                            TOP 10 LOSERS
------------------------------------    --------------------------------------
 SECURITY           COUNTRY      %      SECURITY          COUNTRY          %
------------------------------------    --------------------------------------
 Sondagsavisen      Denmark    66.9%    Calcutta Electric India         -46.0%
 TT Tieto           Finland    66.7%    FiloFax           U.K.          -43.1%
 Guangzhou
   Investment       Hong Kong  64.4%    Tigaraksa         Indonesia     -39.4%
 Dassault
   Systemes         France     49.9%    Ethical Holdings  U.K.          -32.5%
 Ark                Norway     43.7%    Tag Heuer         Switzerland   -29.1%
 Cheung Kong        Hong Kong  43.4%    Hornbach          Germany       -27.8%
   Infrastructure                          Baumarkt
 Dongfang Electric  Hong Kong  35.2%    Autobacs Seven    Japan         -25.3%
 Falck              Denmark    33.5%    Sanyo Pax         Japan         -24.5%
 Modern Photo                           Tong Yang
   Film Co.         Indonesia  31.1%      Confectionery   Korea         -24.2%
 HSBC Holdings      Hong Kong  31.0%    IMS Data          Sweden        -23.2%


Sondagsavisen, one of our top gainers for the year, is a good example of the kind of stock we like to buy for the Fund. This is a Danish company that publishes a weekly "free paper". It uses advanced technology to economically target small local areas for specific advertisers. For example, a local car dealer can advertise in only the area around his dealership at a lower cost. As a result of its popularity with budget-conscious advertisers, Sondagsavisen's ad content is growing substantially, as is its circulation. The firm's next step is to expand into other Scandinavian countries. Our portfolio management team met with Sondagsavisen's management in Denmark early in 1996 and was very impressed. The Fund was able to purchase the stock at a very attractive valuation, and it made a significant contribution to the Fund's 1996 performance.


Semi-Annual Report   4


LETTER TO SHAREHOLDERS (CONTINUED)

PORTFOLIO CHARACTERISTICS
Total assets in the Fund at December 31, 1996 were $191.6 million. The median market cap of the Fund's holdings was $523 million and its weighted average market cap was $4.1 billion. The Fund had a weighted average growth rate of 21.4% and a weighted average price-to-earnings ratio of 15.1X. We believe this is an excellent growth rate at a relatively modest P/E ratio and that it demonstrates our continued attention to valuation. We were 98.6% invested in equities at year-end, which we consider to be fully-invested. We did not hedge currency during 1996, although the Fund may hedge occasionally for defensive purposes.

                         INDUSTRY DIVERSIFICATION (%)<F8>

                         WEIGHTING                                 WEIGHTING
                       12/31    6/30                             12/31    6/30
 SECTOR                 1996    1996         SECTOR              1996     1996
 -----------------------------------         ---------------------------------
 Banking                18.9    15.0         Health Care          10.8    10.5
 Broadcast/Publishing    7.9     6.8         Multi-Industry        7.2     9.1
 Business Services       3.8     5.4         Special Financial     4.4     6.5
 Capital Spending        0.5     0.0         Retailing            11.1    12.8
 Construction/Housing    9.0     5.8         Software              4.0     5.4
 Consumer Cyclicals      2.8     2.7         Telecommunications/
                                                Technology         8.4     8.3
 Consumer Services       2.8     2.0         Transportation/
                                                Distribution       1.2     2.8
 Food/Restaurants        4.2     5.8         Utilities             3.0     1.1
                                                                TOTAL    100.0%

<F8> Percentages for the various classifications relate to total investments in common and preferred stocks

Our industry weightings remain broadly diversified. We continue to have an emphasis in the banking sector because we expect global inflation to be relatively tame and interest rates to remain at low levels for some time, particularly in Europe. Retailing continues to be important to the Fund because it is where we find growth at reasonable prices in a variety of countries. Some of our Japan exposure is in retailers, which stand to benefit from the government's stimulation of the local economy. In addition, the Fund has a growing emphasis on companies that provide outsourced labor and corporate services to firms seeking to reduce costs. Our top ten holdings also reflect our commitment to diversification _ no single stock is more than 3.1% of the portfolio.


Semi-Annual Report   5


LETTER TO SHAREHOLDERS (CONTINUED)


                   TOP TEN HOLDINGS

 COMPANY NAME             COUNTRY                   %
 ------------------------------------------------------
 Astra A                  Sweden                    3.1
 Schibsted                Norway                    2.4
 SE-Banken                Sweden                    2.1
 Whitbread                United Kingdom            2.1
 Damart                   France                    2.1
 Generale des Eaux        France                    2.0
 Sonae Investments        Portugal                  2.0
 Guangzhou Investment     Hong Kong                 2.0
 Storehouse               United Kingdom            1.9
 Portugal Telecom         Portugal                  1.9
 TOTAL                                             21.6%


OUTLOOK AND STRATEGY
Looking into 1997, the Fund's strategy will not change dramatically. We continue to be optimistic about the overseas markets in an environment of low global interest rates and (relative to the U.S.) attractive equity valuations. As always, the Fund will remain broadly diversified and its management team will concentrate most of its efforts on researching and visiting individual companies.

We remain cautious about Japan _ and expect to have only modest exposure there and to avoid its financial sector entirely. We like Europe currently, where interest rates are very low by historical standards and inflation remains subdued. In particular, we are finding very attractive opportunities among restructuring situations. In Asia, we will continue to invest on a company-by-company basis, but are finding attractive valuations in the Philippines, Thailand, and Indonesia. We think the "hand-over" of Hong Kong will be positive for its financial markets, and we expect to maintain the Fund's positions there. As always our emphasis will be on finding high-quality, well-managed, growth stocks and on being careful about what we pay for them.

Thank you again for your investment in the Artisan International Fund and your continued support. We are excited about the prospects for the international markets in the years ahead and will work hard to reward your confidence in us.

Sincerely,

/s/ Mark L. Yockey
Mark L. Yockey
Portfolio Manager


Semi-Annual Report   6


                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                        Quoted
  Shares                                                  Industry      Market
   Held                                                Classification   Value
---------                                              --------------   -----
                 COMMON AND PREFERRED
                    STOCKS - 98.6%
                 BRAZIL - 0.6%
10,050,000  <F9> Telemig PNB - Telecommunication services .. (14)   $1,242,830

                 DENMARK - 5.2%
     7,000  <F9> Falck - Home security systems .............. (6)    2,091,397
    10,000       InWear Group AS** - Apparel manufacturer
                   and retailer ............................ (12)      436,274
     6,588       NESA AS - Electrical utility .............. (16)    1,845,284
    40,000  <F9> Neurosearch** - Pharmaceuticals ............ (9)    1,783,187
    39,550  <F9> Scanbox Danmark - Music and video
                   producer ................................. (7)    1,879,880
     8,820  <F9> Sondagsavisen - Newspaper publisher ........ (2)    1,871,562
                                                                   -----------
                                                                     9,907,584

                 FINLAND - 3.3%
    80,000       Aamulehti II - Newspaper publisher ......... (2)    2,434,783
    30,000  <F9> TT Tieto Oy - Computer data services ...... (13)    2,519,348
   140,000       Talentum Oy - Information technology
                   publisher ................................ (2)    1,278,261
                                                                   -----------
                                                                     6,232,392

                 FRANCE - 8.3%
    30,000       CLF-Dexia France - Banking ................. (1)    2,613,472
    32,000       Compagnie Generale des Eaux - Water
                   and waste utility ....................... (16)    3,965,693
     4,776       Damart SA - Thermal apparel manufacturer .. (12)    3,820,064
    12,000       Roussel Uclaf - Pharmaceuticals ............ (9)    3,531,657
    18,000  <F9> Union Financiere de France
                   Banque SA - Investment
                   management services ..................... (11)    1,942,758
                                                                   -----------
                                                                    15,873,644
                 GERMANY - 4.4%
    70,000       Deutsche Pfandbrief Bank AG -
                   Banking services ......................... (1)    3,160,190
    15,000       Escada AG - Men's and women's
                   apparel retailer ........................ (12)    2,466,207
   126,667  <F9> Marseille-Kliniken AG - Health care
                   services ................................. (9)    2,741,104
                                                                   -----------
                                                                     8,367,501

Semi-Annual Report   7

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                        Quoted
  Shares                                                  Industry      Market
   Held                                                Classification   Value
  ------                                               --------------   -----

                 HONG KONG - 10.6%
   300,000       Cheung Kong (Holdings) Ltd. -
                   Real estate development .................. (5)    2,666,624
 1,200,000  <F9> Cheung Kong Infrastructure Holdings - Public
                   infrastructure construction .............. (5)    3,180,555
 2,500,000  <F9> Dongfang Electrical Machinery Company Ltd. -
                   Electrical generators .................... (4)      872,713
 8,000,000       Guangzhou Investment - Manufacturing
                   conglomerate ............................ (10)    3,827,009
   390,000       Guoco Group Ltd. - Banking and
                   financial services ....................... (1)    2,183,334
   110,915       HSBC Holdings - Banking and financial
                   services ................................. (1)    2,373,319
 2,562,000       JCG Holdings - Banking services ............ (1)    2,500,886
   600,000       Wing Hang Bank Ltd. - Banking services ..... (1)    2,722,865
                                                                   -----------
                                                                    20,327,305

                 INDONESIA - 4.8%
   921,500       Bank Nisp - Banking services ............... (1)    1,043,612
 1,600,000       Mayora Indah - Diversified food producer ... (8)      745,131
   250,000       Modern Photo Film Company - Photographic
                   equipment and supplies .................. (12)      793,819
 1,050,000       Semen Cibinong - Cement producer ........... (5)    2,956,181
 3,005,000       Sona Topas - Duty free retailing .......... (12)    1,272,227
 1,128,833       Steady Safe - Urban transportation
                   services ................................ (15)    1,445,690
   674,700       Tigaraksa Satria** - Consumer
                   products distributor .................... (15)      942,638
                                                                   -----------
                                                                     9,199,298

                 IRELAND - 0.8%
   176,724       Bank of Ireland - Banking and
                   financial services ....................... (1)    1,611,210

                 JAPAN - 7.0%
    25,000       Autobacs Seven - Auto parts retailer ...... (12)    1,767,982
   150,000       Banyu Pharmaceutical Co. Ltd. -
                   Pharmaceuticals .......................... (9)    2,098,264
    55,000       Circle K Japan - Convenience stores ....... (12)    2,374,579
    12,500       Japan Maintenance - Building maintenance ... (3)      188,887
    50,000       Promise - Consumer lending ................ (11)    2,460,927
   100,000       Sankyo Co. Ltd. - Pharmaceuticals .......... (9)    2,832,225
       200       Sanyo Pax - Consumer products and
                   food packaging ........................... (8)        3,471
    60,000       Xebio - Sporting goods and casual
                   menswear retailer ....................... (12)    1,787,410
                                                                   -----------
                                                                    13,513,745

                 KOREA - 1.6%
    59,300       Hana Bank<F10> - Banking services .......... (1)      896,913
   115,000 <F9>  Keumkang Development - Retail
                   stores and hotel operator ................ (7)    1,891,716
    12,550       Tong Yang Confectionery - Snack
                   food producer ............................ (8)      276,249
                                                                   -----------
                                                                     3,064,878


Semi-Annual Report   8


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                        Quoted
  Shares                                                  Industry      Market
   Held                                                Classification   Value
  ------                                               --------------   ------

                 MEXICO - 5.7%
   250,000       Grupo Carso A1 - Multi-industry
                   conglomerate ............................ (10)    1,324,314
   250,000  <F9> Empresas (ICA) Sociadad Controladora S.A.
                   de C.V. - Commercial construction ........ (5)    3,656,250
   700,000       Grupo Financiero Banamex Accival -
                   Banking services ......................... (1)    1,477,896
   653,489       Grupo Financiero Inbursa S.A. de C.V. -
                   Banking services ......................... (1)    2,233,086
   100,000       Sigma BCP - Food producer .................. (8)      893,039
 4,295,000  <F9> Seguros Comercial America - Insurance ..... (11)    1,282,171
                                                                   -----------
                                                                    10,866,756
                 MALAYSIA - 0.8%
   500,000       Berjaya Leisure Berhad - Gaming
                   activities ............................... (7)      756,286
   150,000       MNI Holdings BHD - Mining and metal
                   products ................................. (5)      778,064
                                                                   -----------
                                                                     1,534,350

                 NETHERLANDS - 1.2%
   110,000  <F9> Boskalis Westminster N.V. - Environmental
                   construction services .................... (5)    2,229,945

                 NORWAY - 9.5%
   400,000       Ark ASA - Computer equipment retailer ..... (14)    2,793,686
    80,000       Blom ASA - Geographical surveying .......... (3)    2,228,741
   360,000       Fokus Bank - Regional bank ................. (1)    2,452,857
    67,500       Merkantildata - Information
                   technology provider ..................... (14)    1,225,730
   400,000       Radio P4 - Radio stations .................. (2)    3,600,751
   255,000       Schibsted AS - Newspaper publisher ......... (2)    4,650,324
    40,000  <F9> Tandberg Data AS - Computer
                   peripheral equipment .....................(14)    1,235,430
                                                                   -----------
                                                                    18,187,519

                 PHILIPPINES - 2.3%
 7,306,000  <F9> Bankard, Inc. - Credit card provider ...... (11)    2,611,270
24,000,000       Engineering Equipment, Inc. -
                   Industrial construction .................. (5)    1,587,833
 1,181,000       RFM Corporation - Food products ............ (8)      202,072
                                                                   -----------
                                                                     4,401,175

                 PORTUGAL - 4.0%
   128,600       Portugal Telecom SA - Telecommunication
                   services ................................ (14)    3,665,992
   125,000       Sonae Investimentos - SGPS -
                   Multi-industry conglomerate ............. (10)    3,958,401
                                                                   -----------
                                                                     7,624,393

Semi-Annual Report   9


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                        Quoted
  Shares                                                  Industry      Market
   Held                                                Classification   Value
  ------                                               --------------   ------

                 SPAIN - 2.5%
   125,000       Banco Central Hispanoamericano, S.A. -
                   Banking services ......................... (1)    3,211,053
    16,600       Corporacion Financiera Alba, S.A. -
                   Multi-industry conglomerate ............. (10)    1,677,581
                                                                   -----------
                                                                     4,888,634

                 SWEDEN - 11.3%
   120,000       Astra A - Pharmaceuticals .................. (9)    5,929,706
   100,300       Caran AB Class B - Aerospace software ..... (13)    1,058,901
    12,575       Caran AB New Shares - Aerospace software .. (13)      134,602
    72,500  <F9> Enator AB- Software design ................ (13)    1,855,049
    11,500  <F9> Enator AB New Shares - Software design .... (13)      290,034
   100,000       Esselte AB - Manufacturer of office
                   products ................................. (3)    2,214,109
   190,200       Intelligent Micro Systems Data AB -
                   Computer systems and consulting
                   services ................................ (14)    1,338,671
    63,000  <F9> ADB-Gruppen Mandator - Information
                   technology consulting ................... (14)      609,686
   100,000       Nordbanken AB - Banking services ........... (1)    3,027,904
    12,500  <F9> Scala International AB - Business
                   application software .................... (13)    1,136,380
   400,000  <F9> Skandinaviska Enskilda Banken -
                   Commercial and investment banking
                   services ................................. (1)    4,105,632
                                                                   -----------
                                                                    21,700,674

                 THAILAND - 2.8%
   120,000  <F9> BEC World Public Company Limited -
                   Television broadcasting .................. (2)    1,151,057
   300,000       The Pizza PLC - Fast food restaurant
                   franchise ................................ (8)    1,754,660
   500,000       Srithai Superware PLC - Consumer
                   plastic products ......................... (6)    2,417,531
                                                                   -----------
                                                                     5,323,248

                 UNITED KINGDOM - 10.6%
   300,000  <F9> Colt Telecom Group Plc - Telecommunication
                   services ................................ (14)    1,516,190
   850,000       The Corporate Services Group PLC -
                   Employment services ...................... (3)    2,511,992
    30,000  <F9> Dr. Solomon's Group Plc - Anti-virus
                   software ................................ (13)      513,750
   255,000  <F9> Ethical Holdings plc - Pharmaceuticals ..... (9)    1,482,188
    50,000       Granada Group plc - Television
                   broadcasting and theme parks ............. (7)      739,250
    70,000       D.F.S. Furniture Company plc - Home
                   furniture manufacturer and retailer ...... (6)      719,548
   850,000       Storehouse PLC - Apparel and
                   housewares retailer ..................... (12)    3,764,348
   612,500       Tomkins PLC - Multi-industry
                   conglomerate ............................ (10)    2,833,219
   525,000       Vodafone Group Plc - Mobile
                   telecommunication services ...............(14)    2,221,604
   300,000       Whitbread PLC - Restaurants and brewing .... (8)    4,044,886
                                                                   -----------
                                                                    20,346,975
Semi-Annual Report   10


SCHEDULE OF INVESTMENTS (CONTINUED)

   Par                                                    Industry      Market
  Amount                                               Classification   Value
 --------                                              --------------  -------

                 UNITED STATES - 1.3%
   112,490  <F9> PETsMART, Inc. - Pets and pet
                   supply retailer ......................... (12)    2,460,719
                                                                   -----------



            Total common and preferred stocks
              (Cost $173,263,861) ............................... $188,904,775

                 SHORT TERM INVESTMENTS - 4.0%
$7,691,000       Investment in repurchase agreement with State
                 Street Bank and Trust Company (U.S. Treasury
                 obligations) in a joint trading pool at 4.82%
                 dated 12/31/96 due 1/2/97 ...................... $  7,691,000
                                                                   -----------


                 Total investments-102.6% (Cost $180,954,861) ... $196,595,775
                 Other assets less liabilities-(2.6%) ...........  (5,027,739)
                                                                   -----------

                 Total net assets-100.0% <F11> .................. $191,568,036
                                                                  ============

<F9>   Non-income producing securities
<F10>  Restricted security
<F11>  Percentages for the various classifications relate to total net assets


Semi-Annual Report   11


                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                           PORTFOLIO DIVERSIFICATION
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                 Percent of
                                 Industrial        Market        Total Net
                               Classification      Value           Assets
                              ---------------     -------        ---------
Banking                              (1)        $ 35,614,229        18.6%
Broadcast/Publishing                 (2)          14,986,738         7.8
Business & Public Services           (3)           7,143,729         3.7
Capital Spending                     (4)             872,713         0.5
Construction/Housing                 (5)          17,055,452         8.9
Consumer Cyclicals                   (6)           5,228,476         2.7
Consumer Services                    (7)           5,267,132         2.8
Food/Restaurants                     (8)           7,919,508         4.1
Health Care Services                 (9)          20,398,331        10.7
Multi-Industry                      (10)          13,620,524         7.1
Special Financial                   (11)           8,297,126         4.3
Retailing                           (12)          20,943,629        10.9
Software                            (13)           7,508,064         3.9
Telecommunication/Technology        (14)          15,849,819         8.3
Transportation/Distribution         (15)           2,388,328         1.3
Utilities                           (16)           5,810,977         3.0
                                                ------------      ------
Total common and preferred stocks                188,904,775        98.6
Total short term investments                       7,691,000         4.0
                                                ------------      ------
Total investments                                196,595,775       102.6
Other assets less liabilities                     (5,027,739)       (2.6)
                                                ------------      ------
Net assets                                      $191,568,036       100.0%
                                                ============      ======

                The accompanying notes to financial statements are
                       an integral part of this schedule.

Semi-Annual Report   12



                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996
                                  (UNAUDITED)

ASSETS:
  Investments in securities, at value (cost $180,954,861)....  $196,595,775
  Foreign currency (cost $2,193,788).........................     2,215,495
  Cash.......................................................           977
  Receivable for investments sold............................     1,123,905
  Receivable from foreign currency sold......................     7,926,639
  Receivable from fund shares sold...........................       852,494
  Dividends, interest and reclaim receivable.................       231,707
  Organizational costs.......................................        29,280
                                                               ------------
     Total assets............................................   208,976,272

LIABILITIES:
  Payable for investments purchased..........................     9,340,335
  Payable for foreign currency purchased.....................     7,871,512
  Payable for withholding tax liability......................        20,315
  Payable for organizational costs...........................        29,280
  Payable for operating expenses.............................       146,794
                                                               ------------
     Total liabilities.......................................    17,408,236
                                                               ------------
     Total net assets........................................  $191,568,036
                                                               ============
NET ASSETS CONSIST OF THE FOLLOWING:
  Fund shares issued and outstanding.........................  $171,475,930
  Net unrealized appreciation on investments
      and foreign currency transactions......................    15,634,621
  Accumulated undistributed net investment loss.............       (285,310)
  Accumulated undistributed net realized gain in sales
     of investments and foreign currency transactions........     4,742,795
                                                               ------------
                                                               $191,568,036
                                                               ============

NET ASSET VALUE PER SHARE
  Net asset value, offering price and redemption price
     per share ($0.01 par value, 5,000,000,000 shares
     authorized, [$191,568,036/14,381,894 shares
     outstanding])...........................................        $13.32
                                                                    =======

               The accompanying notes to financial statements are
                      an integral part of this statement.


Semi-Annual Report   13

                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                            STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1996
                                  (UNAUDITED)

NVESTMENT INCOME:
  Interest...................................................   $   147,174
  Dividends (net of foreign taxes withheld of $117,489)......       779,489
                                                               ------------
    Total investment income..................................       926,663

EXPENSES:
  Advisory fees..............................................       659,652
  Transfer agent fees........................................       170,097
  Custodian fees.............................................       159,086
  Registration fees..........................................       111,355
  Professional fees..........................................        34,896
  Accounting fees............................................        27,212
  Shareholder communications.................................        21,906
  Directors' fees............................................        15,000
  Organizational costs.......................................         3,660
  Insurance..................................................         1,259
  Other operating expenses...................................         7,850
                                                               ------------
    Total expenses...........................................     1,211,973
                                                               ------------
    Net investment income....................................      (285,310)

REALIZED AND UNREALIZED GAINS
  ON INVESTMENTS - NET:
  Net realized gain (loss) on:
    Investments..............................................     5,040,320
    Foreign currency related transactions....................      (87,116)
                                                               ------------
                                                                  4,953,204
  Net increase in unrealized appreciation of:
    Investments..............................................    11,920,538
    Foreign currency related transactions....................         5,674
                                                               ------------
                                                                 11,926,212
                                                               ------------
    Net gain on investments..................................    16,879,416
                                                               ------------
    Net increase in net assets resulting from operations.....   $16,594,106
                                                               ============
               The accompanying notes to financial statements are
                      an integral part of this statement.



Semi-Annual Report   14


                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                       STATEMENT OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                               Six months ended   Period ended
                                                 December 31,       June 30,
                                                     1996           1996<F12>
                                                     ----          ----------
OPERATIONS:
  Net investment income....................      $  (285,310)     $   217,111
  Net realized gain on investments.........        5,040,320        1,087,925
  Net realized loss on foreign currency
    transactions...........................          (87,116)         (40,001)
  Net increase in unrealized appreciation
  (depreciation) on:
    Investments............................       11,920,538        3,720,376
    Foreign currency related transactions..            5,674          (11,966)
                                                ------------     ------------
    Net increase in net assets from
      operations...........................       16,594,106        4,973,445


DISTRIBUTIONS PAID TO SHAREHOLDERS:
  Distributions from net realized gains on
    investment transactions
    ($0.1145 per share)....................       (1,475,445)
FUND SHARE ACTIVITIES:
  Proceeds from shares issued (9,805,190 and
  6,080,442  shares respectively)..........      121,588,888       68,360,994
  Net asset value of shares issued in
    reinvestment of distributions
    from net realized gains (108,517 shares)       1,411,808
  Cost of shares redeemed (1,453,616 and
    158,639 shares respectively)...........      (18,063,019)      (1,822,741)
                                               -------------    -------------
  Net increase in net assets from fund
    share activities.......................      104,937,677       66,538,253
  Net assets at the beginning of
    the period.............................       71,511,698
                                               -------------    -------------
  Net assets at the end of
    the period.............................     $191,568,036      $71,511,698
                                               =============    =============

<F12> For the period from commencement of operations (December 28, 1995) through
      June 30, 1996

               The accompanying notes to financial statements are
                      an integral part of this statement.


Semi-Annual Report   15


                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                  (UNAUDITED)

                                       Six months ended      Period ended
                                       December 31, 1996   June 30, 1996<F15>
                                       -----------------   ----------------
Net asset value, beginning of
  the period................................ $ 12.08            $10.00
Income from investment operations:
  Net investment income.....................   (0.04)             0.04
  Net realized and unrealized gains on
    securities and foreign currency held....    1.39              2.04
                                             -------           -------
    Total from investment operations........    1.35              2.08
Distributions:  Net realized
  capital gains.............................   (0.11)
                                             -------           -------
Net asset value, end of period.............. $ 13.32            $12.08
                                             =======           =======

Total return............................       11.2%<F14>        20.8%<F14>
                                             =======           =======
Ratios/supplemental data:
  Net assets, end of period (millions)...... $191.6             $71.5
  Ratio of expenses to average net assets...    1.83%<F13>        2.50%<F13>
  Ratio of net investment income to
    average net assets......................   (0.4)%<F13>        1.6%<F13>
  Portfolio turnover rate...................   55.9%<F14>        57.0%<F14>
  Average commission rate...................   $0.0129<F14>

<F13>  Annualized
<F14>  Not annualized
<F15>  For the period from commencement of operations (December 28, 1995)
       through June 30, 1996

               The accompanying notes to financial statements are
                      an integral part of this statement.


Semi-Annual Report   16

                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

(1)  Organization:

     The Artisan International Fund (the "Fund") is a series of Artisan Funds, Inc. which was incorporated on January 5, 1995, as a Wisconsin corporation and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on December 28, 1995.

(2)  Summary of significant accounting policies:

     (a) Security valuation - Each security is valued at the latest sales price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest sales price reported from previous trading activities. Securities for which prices are not readily available or which management believes that the last sales price is not reflective of the fair value of the security are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Short-term investments maturing within sixty days of their purchase date are valued at amortized cost which approximates market.

     (b) Income taxes - No provision has been made for federal income taxes since the Fund intends to 1) distribute substantially all of its taxable income as well as realized gains from the sale of investment securities to its shareholders and 2) comply with all provisions of the Internal Revenue Code applicable to regulated investment companies.

     (c) Portfolio transactions - Security and shareholder transactions are recorded no later than the first business day after the trade date. Net realized gains and losses on common stocks are computed on the specific identification basis.

     (d) Foreign currency translation - Values of investments, other assets and liabilities denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

     (e) Use of estimates - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results may differ from those estimates.

     (f) Other - Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Fund. Interest income is reported on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date.


Semi-Annual Report   17


                           ARTISAN INTERNATIONAL FUND
                       (A SERIES OF ARTISAN FUNDS, INC.)
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

(3)  Transactions with affiliates:

     Artisan Partners Limited Partnership (the "Adviser"), with which certain officers and directors of the Fund are affiliated, provides investment advisory and administrative services to the Fund. In exchange for these services, the Fund pays a monthly management fee to the Adviser as follows:

        Average Daily Net Asset Value                       Annual Rate
  -------------------------------------------------------------------------
        Less than $500 million                               1.000%
        $500 million to $750 million                         0.975%
        $750 million to $1 billion                           0.950%
        Greater than $1 billion                              0.925%

     The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Adviser has undertaken to reimburse the Fund for any ordinary operating expenses in excess of 2.50% of average daily net assets annually.

(4)  Organization costs:

     Organization costs are amortized over sixty months. These expenses were paid by the Adviser which will be reimbursed by the Fund over the same time period. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any unamortized expenses at the time of redemption.

(5)  Line of credit arrangements:

     Artisan Funds, Inc. is party to a line of credit agreement under which the Fund may borrow 10% of net assets up to a maximum of $20 million. The use of the line of credit is generally restricted to temporary borrowing for extraordinary or emergency purposes. The Fund made no borrowing under the line of credit during the six month period ended December 31, 1996.

(6)  Investment transactions:

     For the six months ended December 31, 1996, the cost of purchases and the proceeds from the sales investment securities (excluding short-term securities) was $172,477,442 and $71,668,217, respectively.

(7)  Income tax information:

     Aggregate gross unrealized appreciation (depreciation) on investments as of December 31, 1996, based on investment cost of $181,025,528 for federal tax purposes, is as follows:

      Aggregate gross unrealized appreciation on investments    $20,700,814
      Aggregate gross unrealized depreciation on investments     (5,130,567)
                                                               ------------
      Net unrealized appreciation                               $15,570,247
                                                               ------------

Semi-Annual Report   18

                                     (LOGO)
                                 ARTISAN FUNDS

                       C/O BOSTON FINANCIAL DATA SERVICES
                                 P.O. BOX 8412
                              BOSTON MA 02266-8412
                                 1 800 344 1770